UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2006

CARREKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24201	75-1622836
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4055 Valley View Lane

Dallas, Texas

75244

(Address of principal executive offices)		(Zip Code)

(972) 458-1981

(Registrant’s telephone number, including area code)

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Corporate Governance and Management

(b)  Director Keith W. Hughes, a Class III director of the Company with a term of office expiring in 2007, advised the company on January 18, 2006 of his resignation as a director effective as of January 15, 2006 to pursue other opportunities.  Mr. Hughes indicated that he has no disagreement with the Company on any matter.  Mr. Hughes also served as a member of the Compensation Committee of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CARREKER CORPORATION
(Registrant)

Date:	January 18, 2006	By:	/s/ John S. Davis
Executive Vice President
General Counsel and Secretary